SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDED FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 8, 2001

                                SurgiLight, Inc.
             (Exact Name of Registrant as specified in its charter)

        Delaware                   000-24897                        35-1990562
 ----------------------       -------------------                  ------------
(State of Incorporation)     (Commission file No.)                (IRS Employer
                                                                    ID Number)
                12001 Science Drive, Suite 140, Orlando, FL 32826
                          ----------------------------
                         (Address of Principal Offices)

                  Registrant's telephone number: (407) 482-4555

Item 6.  Resignations of Registrant's Directors.

On June 5, 2001, the Company announced in a Form 8-K filing that, effective May 24, 2001, Richard L. Reffner resigned as a director of the Company. In the third paragraph of Item 6 of the Form 8-K, a typographical error was found. The following sentence is deleted:

"Mr. Reffner also expressed his belief that he could perform his fiduciary duties and fulfill his obligations as a board member without sacrificing his livelihood and family life."

and the following sentence is substituted in its place:

"Mr. Reffner also expressed his belief that he could not perform his fiduciary duties and fulfill his obligations as a board member without sacrificing his livelihood and family life."

                                            SurgiLight, Inc.

Date:    June 8, 2001

                                            By:  /s/  Timothy J. Shea
                                               --------------------------------
                                                      Timothy J. Shea,
                                                      Senior Vice President and
                                                      Chief Operating Officer